February 29, 1996



The News Corporation Limited
New York, New York

Globo Participacoes, Ltda.
Rio de Janeiro, Brazil

Grupo Televisa, S.A.
Mexico City, Mexico

PanAmSat Corporation
Greenwich, Connecticut

Gentlemen:

Reference is made to certain discussions between PanAmSat Corporation ("PanAmSat"), on the one hand, and The News Corporation Limited ("News") and Globo Participacoes, Ltda. ("Globo"), on the other, with respect to a series of joint ventures for DTH services in Latin America to be entered into among News, or its affiliates, and certain other parties, including Globo and Grupo Televisa, S.A. ("Televisa").

In that connection, the parties hereto agree as follows:

1.     *

2. With respect to the utilization of transponder capacity for Mexico and the remainder of Latin America (other than ******) and, with respect to ********* ************************* programming, the *****************************
********* (together, the "Territory"), the parties agree to the terms specified in the MOU and the PAS-6 Agreement, as modified by the terms set out in Annex II hereto.

3.     *

4.     *

5. The parties agree to negotiate in good faith for a period of 14 days from the date hereof in order (i) to conclude long-form documentation with respect to the matters set forth in paragraphs 1 and 2 above, and *****************************
***********************************************************.

Notwithstanding anything in this letter agreement to the contrary, the terms and conditions of this letter agreement, including, without limitation, the terms and conditions of Annex I and Annex II hereto, shall be, and are intended to be, binding upon the parties; ******************************************************
********************************************************************************
************************************.

Please indicate your agreement to the foregoing by signing in the appropriate space indicated below.

                          THE NEWS CORPORATION LIMITED



                          By
                             ----------------------------------
                             Its



                          GLOBO PARTICIPACOES, LTDA.



                          By
                             ----------------------------------
                             Its



                          GRUPO TELEVISA, S.A.



                          By
                             ----------------------------------
                             Its



                          PANAMSAT CORPORATION



                          By
                             ----------------------------------
                             Its

                                     ANNEX I



*

                                    ANNEX II

1. Successor/Collocated Rights as Modified From Current Draft Of PAS 6 Transponder Agreement Dated 2/14/1996 (Brazil Agreement)

a) Scope: Applies to successor and collocated satellites; excludes already launched satellites and their successors, even if collocated.

b) Number: Customer may acquire capacity from PanAmSat of up to the number of Ku-band transponders on any satellite with coverage over the territory, but in no event ****** than the ****** of (i) **, and (ii) an amount equal to ********** of the total Ku-band capacity on such satellite.

c) Consultation: PanAmSat will consult on the planning and design of the satellites (including the transponders, footprints, etc.) intended for the territory; custom design work (e.g., extra switching) that adds costs get passed on to Customer at PanAmSat's cost to Customer above and beyond ************, if applicable.

d) Customer May ********************** to Launch a Collocated or Successor Satellite, provided that:

       i) The right ********* is limited to a successor satellite for PAS-6, **** collocated ********** and such collocated ************* successor, provided that the right to ****** such collocated *********** successor may be exercised only if the collocated *********** was ordered within ****** years of the in-service date of PAS-6. Customer and Brazil Platform will use reasonable efforts to coordinate with each other and PanAmSat with respect to the exercise of the PAS-6 successor rights.

       ii) Customer must commit to a minimum of *** Ku-band transponders.

       iii) The platform must be using substantially all of the capacity already provided for DTH when forced; all when provided

       iv) Subject to PanAmSat obtaining all necessary licenses, coordination and technical feasibility. PanAmSat will use all reasonable efforts in this regard, it being agreed that PanAmSat will use efforts in respect of Customer's capacity at least as great as it has used or uses for other capacity during the prelaunch period.

       v) PanAmSat doesn't have to proceed until authorization and coordination issues are resolved; if Customer wants PanAmSat to proceed with construction, etc., it is at Customer's risk.

       vi) PanAmSat can require up front payment of costs (price discounted to present value at the rate of **** per annum).

e) Survival: **** years, except early termination. The Agreement terminates unless (a) ************************** (pursuant to successor or collocated rights or otherwise) for territory has already been committed or made and is in effect or (b) Agreement was terminated because (I) Minimum Complement of both Beams (reduced to **** for this purpose) of transponders not met, (ii) satellite is taken out of service; or (iii) satellite taken outside acceptable orbital range (********************** from the applicable location) and bulk buy is made on next available collocated/successor satellite.

f) Pricing for Additional Capacity: The parties shall negotiate in good faith the pricing arrangements for additional capacity which may be acquired by the Customer and the effect on existing pricing arrangements if Customer acquires additional capacity either from PanAmSat or from other parties for DTH service in the territory, to the extent permitted under the Agreement. **** party shall ****** ***** a ************************************** vis-a-vis the other than the last one it proposed in the negotiations that preceded the letter agreement to which this annex is appended.

Consequences of ***********************: *************************
************************************** will have *** right to ***** the launch of collocated/successor satellites. *************** (other than as a result of a transfer of a stake in PanAmSat), ********* shall have no rights vis-a-vis collocated satellite not already contracted for.

2.     **************

Based upon principle of mutuality. Buyer's liability with respect to ************* obligations shall be limited to the same extent as that of PanAmSat.

a)     Limits on ***********

i) Prohibition in transponder contracts (or own use) on using Ku-band capacity in the ********* for ****, excluding *****************
********************************* or ************************ in ***********. No
assignment of license for any satellite located at *************** unless assignee agrees to be bound by the same ************** obligations with respect to such slot.

ii) ********** will be prohibited from having an ****** or ******** ************************** or ******* in any ******************* in the
territory except with this venture.

iii) ************************* obligations go away if they go away for
*********.

iv) *************************** goes away if control of *********** is transferred (by whatever means) to an actual or announced ********************** *********, provided that this shall not relieve

********** (or any transferee of the *******************) of its **********
obligations under the agreement as to the **************.

b)   Limits on ******** (also applicable to joint venture members)

i)
     ***************************************************************************
*********************************************************************

ii) Subject to the provisions below, Customer shall not use ***** Ku-based transponder capacity **********************.

iii) ******** can ******************** under clause (ii) above if, with ***
years notice, ********* cannot make available additional capacity (and existing capacity is all used for DTH)

iv) ********* can ************************ under clause (ii) above if there is
********* of a ***************************** (e.g.
*******************************, or ******************** if ******* is
transferred to a party ******************************************
************************************.

v) Customer's proposed ***************** commitment is carved out; but DTH service is *************** to ************ as soon as reasonably practical so that, even during the period of the ****** *****, DTH service is provided ********* via ********* transponders. Once the ******** capacity is available in the territory, but without prejudice to the matters identified in clause l(f) above to be negotiated, ******************* from *************** shall be included in ***** and the **************** transponders shall not be included in the ***** formula.

c) Additional Provisions Regarding ************************:

Territory excludes *************************************, except for predominantly ************************ DTH services.

3. *************************************:
*****  shall be as set forth in the MOU except for the following:

a) The calculation will be determined on a Platform by Platform basis. For the avoidance of doubt, ***** will not be calculated across the territory as a whole.

b) To the extent the Customer is not able to realize the tax benefit of any ********************* in conjunction with the calculation of ***********************, the amount of ************* will be calculated net of
************************* for purposes of calculating *****, provided that Customer will use all reasonable efforts to structure its business to minimize such ******************* and, if any such taxes are deducted from ***** **********, to allow ******** to obtain the tax benefit of such
********************.

c) Pay Per View revenue included in ***************** shall be net of ****************, if any, which shall be determined by the following formula:

              *********************;

              where,

              *********************************,


              *********************************************
              *********************************************


              ************************************

                                                              DRAFT -- 2/29/96


                                   BINDING
                         MEMORANDUM OF UNDERSTANDING
                          FOR SATELLITE TRANSPONDERS

This Memorandum of Understanding ("MOU") dated as of February _____, 1996 is made by and among PanAmSat Corporation, a Delaware corporation ("PanAmSat"), and the following entities collectively referred to as the "Customers": Grupo Televisa, S.A., a Mexican corporation ("Televisa"), The News Corporation Limited ("News Corp."), Globo Participacoes Ltda. ("Globo"), and Tele-Communications International, Inc. ("TCI2").

A. Televisa, News Corp. and TCI2 have entered, or are about to enter, into a Memorandum of Understanding (the "Mexico MOU") relating to the establishment and operation of a DTH business (the "Mexico Platform") in Mexico and the Caribbean, and, subject to the terms of the Mexico MOU, in the United States, Canada and Puerto Rico.

B. Televisa, News Corp., Globo and TCI2 have entered, or are about to enter, into a Memorandum of Understanding (the "Multi-Country MOU") relating to the establishment and operation of a DTH business (the "Multi-Country Platform") in those countries in Latin America which are not included in the Mexico Platform or the Brazil Platform. The Mexico Platform and the Multi-Country Platform are herein called the "************ Platforms" and sometimes individually called a "************ Platform."

C. News Corp. and Globo have entered into definitive agreements relating to the establishment of a DTH business (the "Brazil Platform") in Brazil.

D. Televisa and PanAmSat are parties to a binding Memorandum of Understanding dated as of March 27, 1995 (the "Galavision MOU") which is being modified by agreement (the "Revised Galavision MOU") [to be completed].

In consideration of the foregoing premises and the agreements, covenants and conditions set forth below, the parties agree as follows:

1. PAS-5 Transponder Agreement. PanAmSat and the Mexico Platform will enter into a contract (the "PAS-5 Agreement") for the utilization of ** transponders on the PAS-5 satellite for the service fees set forth in Section 4 below.

2. PAS-3/PAS-6 Agreement. PanAmSat and the Multi-Country Platform will enter into a contract (the "PAS-3/PAS-6 Agreement") for the utilization of ** transponders on the PAS-3 (aka PAS-3R) satellite, which shall be replaced with ** transponders on the PAS-6 satellite, for the service fees set forth in
Section 4. The PAS-3 transponders shall be surrendered upon the operational service date of the PAS-6 satellite.

3.   *

4. Transponder Fees. The method for determining the service fees for the transponders furnished under Sections 1 and 2, but not the **************** transponders (except with respect to deposits), shall be as follows:

o Commencement Date. Service Fees for PAS-3 are due and payable as of *********** ********, the operational service date of PAS-3. Service Fees with respect to PAS-5 and PAS-6 will commence on the operational service date of PAS-5 and PAS-6, respectively.

o ********** Service Fee. The minimum service fee ("******** Fee") per transponder shall be **********************************************.

o Total Service Fees. The service fees per transponder per annum, which shall be net of all applicable taxes (other than U.S. income taxes), will be computed in accordance with the following table:

******************
******************
******************            *******************************

*****                         *******************************

*****                         ********************************
                              ***********************

*****                         ********************************
                              ***********************

*****                         ********************************
                              ***********************

*****                         ********************************
                              ***********************

************************.  **************************************************
******** shall be determined by satellite, e.g. PAS-3, PAS-5 and PAS-6, shall be determined by reference to all of the *********** Platforms being served by such satellite, and shall mean ****************** (determined in accordance with U.S. generally accepted accounting principles) of such ************ Platforms (whether or not the satellite capacity is provided by PanAmSat or any other source) divided by the number of transponders furnished to such

***************  Platforms on such  satellite.  **********************  shall be determined  ********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
*****************************************************************************.

General Terms. The transponder contracts, other than for transponders on PAS-3 which are to be replaced as provided above, shall be ************* (other than for the causes expressly stated therein) and shall be for a term expiring upon the end of life of each applicable satellite (estimated to be ** years). References above to a minimum number of transponders does not mean acceptable "minimum complements" (the minimum number of transponders on a satellite which meet specification or the Platform has a termination right), which shall be established consistent with prior negotiations.

Deposit. In addition to the deposit payable under the ***************************, the applicable parties will pay the following deposits:

      *  *****************************************************************
         *****************************************************************
         *********************************

      *  *****************************************************************
         *****************************************************************
         *****************************************************************
         *****************************************************************
         *******

      *  *****************************************************************
         *****************************************************************
         ******************************************

      *  *****************************************************************
         **********************************

5. Transponder Agreements. Taking into account differences in language associated with a service agreement, the PAS-5 Agreement and the PAS-3/PAS-6 Agreement (the "*********** Agreements") shall contain provisions that are substantially the same (other than as to identified matters as to which the parties have not reached final agreement as to all points), the provisions of ********************** Agreement, with such modifications as are reasonably required to reflect the economic terms of the ***************** Agreements and associated provisions needed to protect PanAmSat in such ************ arrangements (e.g., monthly estimates, audit rights, consequences of underestimation, obligation to use all commercially reasonable efforts to maximize ************), different technical characteristics, number of transponders and beams, delivery dates, the fact that not all transponders on PAS-3 and PAS-5 will be taken by the parties to this agreement, and the transition from PAS-3 to PAS-6. It is understood that certain additional provisions will be added to reflect the above, as to the provisions of the *********************.

      PanAmSat shall use all commercially reasonable efforts to cause a replacement satellite to be available for PAS-6, in the event it suffers a launch failure, that will be available for launch within *************** of such failure. The Platforms ******************************* will pay PanAmSat for its out of pocket costs, as they become due for the work that will be required, prior to the launch of PAS-6, to make such a replacement satellite available for launch within this period, in the event of a launch failure of PAS-6, ******************. If there is a launch failure of PAS-6, after the receipt of launch insurance proceeds, PanAmSat will give the Platforms a credit against their PAS-3/PAS-6 and ********************** payment obligations, as they become due, of *************************** the Platforms pursuant to the previous sentence. If there is not a launch failure of PAS-6, PanAmSat shall use all reasonable efforts to mitigate the amounts paid by the Platforms over *************** (not subject to mitigation under PanAmSat's arrangements with *****) by employing the spare parts secured for other programs and, to the extent mitigated, will give the Platforms, in proportion to the amounts paid, credits against their transponder payment obligations, as they become due, as mitigated up to the amount **************** paid by the Platforms in this regard; provided that if the costs are in excess of **************, PanAmSat may mitigate such costs first, before mitigating the Platforms' costs.

      The PAS-3/PAS-6 and *************************** will not be subject to termination for delay of PAS-6 or PAS-6R or for launch failure of PAS-6 as long as PAS-6 or PAS-6R is successfully launched by **********************. These agreements will further specify that if it becomes clearly ascertainable prior to *****************, that neither PAS-6 nor PAS-6R will be launched by *******************, that, within ** days of being notified of this condition, the Platforms will either terminate the PAS-3/PAS-6 and ********** *************, which exercise may be different for the different Platforms, or grant PanAmSat an extension of time in order to launch PAS-6 or PAS-6R, as applicable, up to the then predicted launch date for the satellite plus ** days.

     Based upon discussions and correspondence with *************************** represents and warrants that it believes that ************* will be able to schedule the launch of the PAS-6R, in the event of a launch failure of PAS-6, within the ************ month period specified above.

6. Guaranties by ****************. The obligations of each of the DTH Platforms to PanAmSat pursuant to the transponder agreements will be guaranteed by the
**************

********************************** of the Platforms that are identified herein, ************************************************ in the Platforms that shall be identified to PanAmSat not later than the execution of the transponder agreements. Changes in ********** the guaranties, as long as *************, to reflect changes of the **********************
********************************************** to the platforms
***************** ************** as the Customers may be made subject to PanAmSat's prior written consent, not to be unreasonably withheld, conditioned or delayed; provided that changes in the *********** ***************** of the initial equity holders identified herein, as between themselves, that are made within one year of the date hereof shall be permitted without PanAmSat's consent; provided further that, before any such changes are made, PanAmSat shall be provided with all necessary or appropriate documentation to ensure that the guaranties of these parties as so revised remain binding and fully enforceable. Until and unless such platforms are created and the *************** of the ********** specified, the Customers shall have ******** ********* under this MOU and the long form transponder agreements for all of the obligations of the ************ that are associated with the to-be-created Platforms as to which they are identified all *********************** set out below:

      Platform                Portion Guaranteed
      --------                ------------------

      *********               ***************************

      *********               ***************************

      *********               ***************************

7. Legal Effect. This MOU is intended to be and is a binding agreement among the parties, and shall be binding upon, and shall inure to the benefit of, the parties and their successors and assigns. The failure of the parties to execute and deliver transponder agreements as contemplated in Section 5 of this MOU shall have no effect upon the legal liability of the parties.

8. No Third Party Beneficiaries. Nothing contained in this MOU is intended to confer on any person or entity, other than the parties hereto, any rights, remedies or obligations.

9. Governing Law. This MOU will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

10. Counterparts. This MOU may be executed in one or more counterparts each of which shall constitute an original agreement.

      IN WITNESS WHEREOF, the parties have caused this MOU to be duly executed as of the day and year first above written.

                                  PANAMSAT CORPORATION


                                  By:
                                        -------------------------------------
                                  Name:    Frederick A. Landman
                                  Title:   President and Chief Executive Officer


                                  GRUPO TELEVISA, S.A.


                                  By:
                                        -------------------------------------
                                  Name:    Emilio Azcarraga Milmo
                                  Title:   Chairman of the Board and President


                                  THE NEWS CORPORATION LIMITED


                                  By:
                                        -------------------------------------
                                  Name:
                                  Title:


                                  GLOBO PARTICIPACOES LTDA.


                                  By:
                                        -------------------------------------
                                  Name:
                                  Title:


                                  TELE-COMMUNICATIONS INTERNATIONAL,
                                  INC.


                                  By:
                                        -------------------------------------
                                  Name:
                                  Title: